UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 22, 2006
Dresser-Rand Group Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paul Clark Drive, Olean, New York	14760

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(716) 375-3000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 22, 2006, Dresser-Rand Group Inc. (the “Company”) issued a press release announcing (i) results of the restructuring of the Company’s steam turbine business, (ii) reduction of its term debt by $30 million, (iii) bookings and backlog for the fourth quarter of 2005, and (iv) income and earnings guidance for the first quarter and full year of 2006. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
99.1 Dresser-Rand Group Inc. Press Release, dated February 22, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

Date: February 22, 2006	By:	/s/ Randy D. Rinicella
Randy D. Rinicella
Vice President, General Counsel
and Secretary

DRESSER-RAND GROUP INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Dresser-Rand Group Inc. Press Release, dated February 22, 2006